FORM OF
                              PLAN OF DISTRIBUTION
                                       OF
                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                    THE TAX-EXEMPT FUND OF (INSERT FUND NAME)
                                 relating to its
                                 CLASS A SHARES

      WHEREAS, The American Funds Tax-Exempt Series I (the "Trust") is a Massachusetts business trust which initially offers shares of beneficial interest in two series designated The Tax-Exempt Fund of (NAME) and The Tax-Exempt Fund of (NAME) (the "Funds"), and may establish additional series in the future;

      WHEREAS, This Plan was initially approved, along with the related Principal Underwriting Agreement, by the Board of Trustees (as provided in paragraph 3) on July 17, 1986 and by the Trust's initial shareholders on July 21, 1986. The Plan, most recently approved in amended form on July 21, 1988, was approved by vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940 (the "1940 Act")) on November 22, 1988. The Plan was non-materially amended by the Board of Trustees on October 16, 1997;

     WHEREAS, The Board of Trustees did redesignate the originally issued shares of each Fund of the Trust as Class A shares on December 16, 1999 and desires to have the original Plan of Distribution redesignated as a Class A Plan of Distribution for each Fund of the Trust - this Plan for The Tax-Exempt Fund of Maryland (the "Fund");

      WHEREAS, the Trust desires to employ American Funds Distributors, Inc. ("AFD") as distributor of the shares of beneficial interest of the Funds and of all series which may be established in the future, and the Trust and AFD are parties to a Principal Underwriting Agreement ("Agreement");

      WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Fund to bear expenses of distribution of its shares, including reimbursement of AFD for its expenses in the promotion of the sale of shares of the Fund, pursuant to the Agreement;

      WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

      NOW, THEREFORE, the Fund restates and amends this Plan as follows:

      1. The Fund may expend pursuant to this Plan amounts not to exceed .25 of 1% per annum of the average daily net assets of the Fund.

      2. Subject to the limit in paragraph 1, the Fund shall pay, or reimburse AFD for, amounts to finance any activity which is primarily intended to result in the sale of shares of the Fund including, but not limited to, commissions or other payments to dealers, and salaries and other expenses of AFD relating to selling or servicing efforts; provided, (i) that the Board of Trustees of the Trust shall have approved categories of expenses for which payment or reimbursement shall be made pursuant to this paragraph 2 and (ii) that reimbursement shall be made in accordance with the terms of the Agreement.

      3. All material amendments to, or renewal of, this Plan must be approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement. Additionally, this Plan may not be amended to increase materially the amount to be spent for distribution with respect to a series unless such amendment is also approved by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      4. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

      5. This Plan may be terminated as to the Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until July 31, 2000. It may thereafter be renewed from year to year in the manner provided for in paragraph 3 hereof.

      6. Any agreement related to this Plan shall be in writing, and shall provide:

      A. that such agreement may be terminated, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940
         Act) of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and

      B. that such agreement shall terminate automatically in the event of its assignment.

      7. While this Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust ( as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

      8. This Plan may be adopted, amended, continued or renewed with respect to the Fund as provided herein notwithstanding such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Trust.

      9. The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 4 hereof for a period of not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officers thereunto duly authorized, as of December 16, 1999.

                  THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                  THE TAX-EXEMPT FUND OF (NAME)

                        By ___________________________
                                    (President)

                        By ___________________________
                            (Senior Vice President, Secretary
                                 and Treasurer)





                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                 CLASS B SHARES


                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland Corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Fund to bear expenses of distribution of its Class B shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class B shares. Notwithstanding the foregoing, effective May 1, 2005, the Distributor will retain such fees
     (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned. The categories of expenses are as follows:

     a. Service Fees. The Fund shall pay to the Distributor monthly in arrears a shareholder servicing fee (the "Shareholder Servicing Fee") at the rate of 0.25% per annum on the Fund's Class B shares outstanding for less than one year. The Fund shall also pay to the Distributor quarterly a Shareholder Servicing Fee at the rate of 0.25% per annum on Class B shares that are outstanding for one year or more. The
          Shareholder Servicing Fee is designed to compensate Distributor for paying Service Fees to broker- dealers with whom Distributor has an agreement.

     b. Distribution Fees. The Fund shall pay to the Distributor monthly in arrears its "Allocable Portion" (as described in Schedule A to this Plan "Allocation Schedule", and until such time as the Fund designates a successor to AFD as distributor, the Allocable Portion shall equal 100%) of a fee (the "Distribution Fee"), which shall accrue each day in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Fund's Class B shares outstanding on each day.

                  The Distributor may sell and assign its right to its Allocable Portion (but not its obligations to the Fund under the Agreement) of the Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Fund may have against the Distributor, it being understood that the Fund is not releasing the Distributor from any of its obligations to the Fund under the Agreement or any of the assets the Distributor continues to own. The Fund may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee.

                  Any Agreement between the Fund and the Distributor relating to the Fund's Class B shares shall provide that:

     (i) the Distributor will be deemed to have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Distribution Fee payable in respect of each "Commission Share" (as defined in the Allocation Schedule) upon the settlement date of each sale of such Commission Share taken into account in determining such Distributor's Allocable Portion of the Distribution Fee;

     (ii) notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor its Allocable Portion of the Distribution Fee shall not be terminated or modified (including without limitation, by change in the rules applicable to the conversion of the Class B shares into shares of another class) for any reason (including a termination of this Plan or the Agreement between such Distributor and the Fund) except:

          (a) to the extent required by a change in the Investment Company Act of 1940 (the "1940 Act"), the rules and regulations under the 1940 Act, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), or any judicial decisions or interpretive pronouncements by the Securities and Exchange Commission, which is either binding upon the Distributor or generally complied with by similarly situated distributors of mutual fund shares, in each case enacted, promulgated, or made after March 15, 2000,

          (b) on a basis which does not alter the Distributor's Allocable Portion of the Distribution Fee computed with reference to Commission Shares of the Fund, the Date of Original Issuance (as defined in the Allocation Schedule) of which occurs on or prior to the adoption of such termination or modification and with respect to Free Shares (as defined in the Allocation Schedule) which would be attributed to the Distributor under the Allocation Schedule with reference to such Commission Shares, or

          (c) in connection with a Complete Termination (as defined below) of this Plan by the Fund;

     (iii)the Fund will not take any action to waive or change any contingent deferred sales charge ("CDSC") in respect to the Class B shares, the Date of Original Issuance of which occurs on or prior to the taking of such action except as provided in the Fund's prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns;

     (iv) notwithstanding   anything  to  the  contrary  in  this  Plan  or  the
          Agreement, none of the termination of the Distributor's role as principal underwriter of the Class B shares of the Fund, the termination of the Agreement or the termination of this Plan will terminate the Distributor's right to its Allocable Portion of the CDSCs in respect of Class B shares of the Fund;

     (v) except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor's Allocable Portion of the Distribution Fees and CDSCs payable in respect of the Class B shares of the Fund shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor; and

     (vi) until the Distributor has been paid its Allocable Portion of the Distribution Fees in respect of the Class B shares of the Fund, the Fund will not adopt a plan of liquidation in respect of the Class B shares without the consent of the Distributor and its assigns. For purposes of this Plan, the term Allocable Portion of the Distribution Fees or CDSCs payable in respect of the Class B shares as applied to any Distributor shall mean the portion of such Distribution Fees or CDSCs payable in respect of such Class B shares of the Fund allocated to the Distributor in accordance with the Allocation Schedule as it relates to the Class B shares of the Fund, and until such time as the Fund designates a successor to AFD as distributor, the Allocable Portion shall equal 100% of the Distribution Fees and CDSCs. For purposes of this Plan, the term "Complete Termination" in respect of this Plan as it relates to the Class B shares means a termination of this Plan involving the complete cessation of the payment of Distribution Fees in respect of all Class B shares, the termination of the distribution plans and principal underwriting agreements, and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules of the NASD) or similar fees in respect of the Fund and any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of the Fund (the Fund and such other mutual funds hereinafter referred to as the "Affected Funds") and in respect of the Class B shares and every future class of shares (other than future classes of shares established more than eight years after the date of such termination) which has substantially similar characteristics to the Class B shares (all such classes of shares the "Affected Classes of Shares") of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that

          (a) the Board of Directors of such Affected Funds, including the Independent Directors (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the shareholders of such Affected Funds, and

          (b) such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940
     Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Fund's Class B shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class B shares of the Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

                  Notwithstanding the foregoing or paragraph 6, below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

5. Requirements of Agreement. Any Agreement related to this Plan shall be in writing, and shall provide:

     a. that such agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class B shares of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and



     b. that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fee or other distribution expenses provided for in paragraph 1 hereof with respect to the Class B shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class B shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9. Record Retention. The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of October 1, 2005.


[Name of Fund]



By                                            By
         --------------------------                  -------------------------

                                   SCHEDULE A
                                     to the
                             Plan of Distribution of
                                 [Name of Fund]
                         relating to its Class B shares


                               ALLOCATION SCHEDULE


         The following relates solely to Class B shares.

         The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule.

         Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

         "Commission Share" means each B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

         "Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

         "Free Share" means, in respect of a Fund, each B share of the Fund, other than a Commission Share (including, without limitation, any B share issued in connection with the reinvestment of dividends or capital gains).

         "Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

         "Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

         "Omnibus Share" means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents listed on [Exhibit I]. If, subsequent to the Successor Distributor becoming exclusive distributor of the Class B shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the selling agents listed on Exhibit I in the same manner as Commission Shares and Free Shares are currently tracked in respect of selling agents not listed on Exhibit I, then Exhibit I shall be amended to delete such selling agent from Exhibit I so that Commission Shares and Free Shares sold by such selling agent will no longer be treated as Omnibus Shares.

PART I:  ATTRIBUTION OF CLASS B SHARES

         Class B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

         (1) Commission Shares other than Omnibus Shares:

                  (a) Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

                  (b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

                  (c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another Fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

         (2) Free Shares:

         Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

         (3)      Omnibus Shares:

         Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II:  ALLOCATION OF CDSCs

         (1) CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

         CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

         (2) CDSCs Related to the Redemption of Omnibus Shares:

         CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with
Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

         Assuming that the Distribution Fee remains constant over time so that
Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

                         (A + C)/2 divided by (B + D)/2

where:

A= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B= The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D= The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

         (2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A= Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B= Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

         The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                 CLASS C SHARES


                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland Corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Fund to bear expenses of distribution of its Class C shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class C shares. Notwithstanding the foregoing, effective May 1, 2005, the Distributor will retain such fees
     (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned. The categories of expenses are as follows:

     a. Service Fees. The Fund shall pay to the Distributor no more frequently than monthly in arrears a service fee (the "Service Fee"), which shall accrue daily in an amount equal to the daily equivalent of 0.25% per annum of the net asset value of the Fund's Class C shares outstanding on each day. The Service Fee compensates the Distributor for paying service-related expenses, including Service Fees to others in respect of Class C shares of the Fund.

     b. Distribution Fees. The Fund shall pay to the Distributor no more frequently than monthly in arrears its "Allocable Portion" (as described in Schedule A to this Plan "Allocation Schedule", and until such time as the Fund designates a successor to AFD as distributor, the Allocable Portion shall equal 100%) of a fee (the "Distribution Fee"), which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of the Fund's Class C shares outstanding on each day. The Distribution Fee compensates the Distributor for providing distribution and sales-related services in respect of Class C shares of the Fund.

                  The Distributor may sell and assign its right to its Allocable Portion (but not its obligations to the Fund under the Agreement) of the Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Fund may have against the Distributor, it being understood that the Fund is not releasing the Distributor from any of its obligations to the Fund under the Agreement or any of the assets the Distributor continues to own. The Fund may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee.

                  Any Agreement between the Fund and the Distributor relating to the Fund's Class C shares shall provide that:

     (i) the Distributor will be deemed to have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Distribution Fee payable in respect of each "Commission Share" (as defined in the Allocation Schedule) upon the settlement date of each sale of such Commission Share taken into account in determining such Distributor's Allocable Portion of the Distribution Fee;

     (ii) notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor its Allocable Portion of the Distribution Fee shall not be terminated or modified (including without limitation, by change in the rules applicable to the conversion of the Class C shares into shares of another class) for any reason (including a termination of this Plan or the Agreement between such Distributor and the Fund) except:

          (a) to the extent required by a change in the Investment Company Act of 1940 (the "1940 Act"), the rules and regulations under the 1940 Act, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), or any judicial decisions or interpretive pronouncements by the Securities and Exchange Commission, which is either binding upon the Distributor or generally complied with by similarly situated distributors of mutual fund shares, in each case enacted, promulgated, or made after March 15, 2001,

          (b) on a basis which does not alter the Distributor's Allocable Portion of the Distribution Fee computed with reference to Commission Shares of the Fund, the Date of Original Issuance (as defined in the Allocation Schedule) of which occurs on or prior to the adoption of such termination or modification and with respect to Free Shares (as defined in the Allocation Schedule) which would be attributed to the Distributor under the Allocation Schedule with reference to such Commission Shares, or

          (c) in connection with a Complete Termination (as defined below) of this Plan by the Fund;

     (iii) the Fund will not take any action to waive or change any contingent deferred sales charge ("CDSC") in respect of the Class C shares, the Date of Original Issuance of which occurs on or prior to the taking of such action except as provided in the Fund's prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns;

     (iv) notwithstanding   anything  to  the  contrary  in  this  Plan  or  the
          Agreement, none of the termination of the Distributor's role as principal underwriter of the Class C shares of the Fund, the termination of the Agreement or the termination of this Plan will terminate the Distributor's right to its Allocable Portion of the CDSCs in respect of Class C shares of the Fund;

     (v) except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor's Allocable Portion of the Distribution Fees and CDSCs payable in respect of the Class C shares of the Fund shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor; and

     (vi) until the Distributor has been paid it Allocable Portion of the Distribution Fees in respect of the Class C shares of the Fund, the Fund will not adopt a plan of liquidation in respect of the Class C shares without the consent of the Distributor and its assigns. For purposes of this Plan, the term Allocable Portion of the Distribution Fees or CDSCs payable in respect of the Class C shares as applied to any Distributor shall mean the portion of such Distribution Fees or CDSCs payable in respect of such Class C shares of the Fund allocated to the Distributor in accordance with the Allocation Schedule as it relates to the Class C shares of the Fund, and until such time as the Fund designates a successor to AFD as distributor, the Allocable Portion shall equal 100% of the Distribution Fees and CDSCs. For purposes of this Plan, the term "Complete Termination" in respect of this Plan as it relates to the Class C shares means a termination of this Plan involving the complete cessation of the payment of Distribution Fees in respect of all Class C shares, the termination of the distribution plans and principal underwriting agreements, and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules of the NASD) or similar fees in respect of the Fund and any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of the Fund (the Fund and such other mutual funds hereinafter referred to as the "Affected Funds") and in respect of the Class C shares and every future class of shares (other than future classes of shares established more than one year after the date of such termination) which has substantially similar characteristics to the Class C shares (all such classes of shares the "Affected Classes of Shares") of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that

          (a) the Board of Directors of such Affected Funds, including the Independent Directors (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the shareholders of such Affected Funds, and

          (b) such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination.

2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940
     Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4. Termination of Plan. This Plan may be terminated as to the Fund's Class C shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class C shares of the Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

     Notwithstanding the foregoing or paragraph 6, below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

5. Requirements of Agreement. Any Agreement related to this Plan shall be in writing, and shall provide:

     a. that such agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class C shares of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and

     b. that such agreement shall terminate automatically in the event of its assignment.

6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class C shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class C shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9. Record Retention. The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of October 1, 2005.


                     [Name of Fund]


                     By ______________________________



                     By ______________________________

                                   SCHEDULE A
                                     to the
                             Plan of Distribution of
                                 [Name of Fund]
                         relating to its Class C shares

                               ALLOCATION SCHEDULE

                  The following relates solely to Class C shares.

                  The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class C shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor's Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

                  Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Principal Underwriting Agreement (the "Distribution Agreement"), of which this
Schedule is a part. As used herein the following terms shall have the meanings indicated:

                  "Commission Share" means each C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

                  "Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

                  "Free Share" means, in respect of a Fund, each C share of the Fund, other than a Commission Share (including, without limitation, any C share issued in connection with the reinvestment of dividends or capital gains).

                  "Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

                  "Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

                  "Omnibus Share" means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account ("Omnibus Selling Agents").

If, subsequent to the Successor Distributor becoming exclusive distributor of the Class C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I:  ATTRIBUTION OF CLASS C SHARES

                  Class C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

                  (1) Commission Shares other than Omnibus Shares:

                         (a) Commission Shares that are not Omnibus Shares
                  ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

                         (b) Non-Omnibus Commission Shares attributable to each
                  Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

                         (c) A Non-Omnibus Commission Share of a Fund issued in
                  consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another Fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

                  (2)    Free Shares:

                  Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a),
(b) and (c) above.

                  (3)    Omnibus Shares:

                  Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non- Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II:  ALLOCATION OF CDSCs

                  (1) CDSCs Related to the Redemption of Non-Omnibus Commission
Shares:

                  CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

                  (2) CDSCs Related to the Redemption of Omnibus Shares:

                  CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

                  Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all Class C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

                         (A + C)/2 divided by (B + D)/2
where:

A= The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B= The aggregate Net Asset Value of all Class C shares of a Fund at the beginning of such calendar month

C= The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D= The aggregate Net Asset Value of all Class C shares of a Fund at the end of such calendar month

                  (2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A= Average Net Asset Value of all such Class C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B= Total average Net Asset Value of all such Class C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

                  The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                 CLASS F SHARES



                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland Corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Fund to bear expenses of distribution of its Class F shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average net assets of the Fund's Class F shares. Notwithstanding the foregoing, effective May 1, 2005, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") and distribution fees ("Distribution Fees"), each in an amount not to exceed 0.25% per annum of the average net assets of the Fund's Class F shares. The actual amounts paid shall be determined by the Board of Directors. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class F shares of the Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class F shares of the Fund.

                  2. Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the Fund's Class F shares at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Class F shares of the Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this Plan shall be in writing, and shall provide:

                    a. that such agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class F shares of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and

                    b. that such agreement shall terminate automatically in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class F shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class F shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of October 1, 2005.


                 [Name of Fund]


                 By ______________________________



                 By ______________________________